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                                                                    EXHIBIT 4.01

[NUMBER CGI LOG0]               [CELERITY LOGO]                    [SHARES LOGO]

THIS CERTIFICATE IS TRANSFERABLE IN                     CELERITY GROUP, INC.                     SEE REVERSE FOR
RIDGEFIELD PARK, NJ AND NEW YORK, NY    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     CERTAIN DEFINITIONS

                                                                                                 CUSIP 15101G 10 0

THIS CERTIFIES that

is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE
                                 PER SHARE, OF
                              CELERITY GROUP, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      This certificate is not valid unless countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             (CERTIFICATE OF STOCK)

Dated


     /s/ John Goodman                       /s/ David J. Shimmon
     -------------------                    ------------------------------------
     SECRETARY                              CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                     [SEAL]

COUNTERSIGNED:
      MELLON INVESTOR SERVICES LLC
           TRANSFER AGENT

BY
               AUTHORIZED SIGNATURE

                              CELERITY GROUP, INC.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common               UNIF GIFT MIN ACT  -  _______Custodian_________
TEN ENT -  as tenants by the entireties                             (Cust)           (Minor)
JT TEN  -  as joint tenants with right of                           under Uniform Gifts to Minors
           survivorship and not as tenants                          Act___________
           in common                                                     (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

                  ______________________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

        SIGNATURE(S) GUARANTEED    _____________________________________________
                                   THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                   AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                   APPROVED SIGNATURE GUARANTEE MEDALLION
                                   PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.